INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14. INCOME TAXES

The Company did not have any material uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued related to unrecognized benefits as a component income tax expense (benefit). The Company did not recognize any interest or penalties, nor did it have any interest or penalties accrued as of September 30, 2021 and December 31, 2020.

The Company’s income tax provision for interim periods is generally determined using an estimate of the Company’s annual effective tax rate, adjusted for discrete items arising in the quarter. For the three months ended September 30, 2021, however, the Company calculates its income tax expense by applying to any pre-tax loss/income an effective tax rate determined as if the year to date period is the annual period. Using this method, for the three months ended September 30, 2021, its estimated annual effective tax rate from continuing operation was 0% and the resulting income tax expense was $0. We believe that, at this time, this method for determining the effective tax rate is more reliable than projecting an annual effective tax rate due to the uncertainty of estimating annual pre-tax loss/income under the impact of the COVID-19 pandemic. The Company’s estimated annual effective tax rate differs from the U.S. statutory tax rate primarily due to a valuation allowance recorded against the deferred tax assets. Deferred tax assets and deferred tax liabilities are recognized based on temporary differences between the financial reporting and tax basis of assets and liabilities using applicable tax rates. A valuation allowance is recorded against deferred tax assets if it is not more likely than not that some or all of the deferred tax assets will not be realized. Due to the uncertainty surrounding the realization of the deferred tax assets in future, the Company has recorded a full valuation allowance against its net deferred tax assets.

The calculation of the Company’s tax liabilities also involves assessment of uncertainties in the application of complex tax laws and regulations in the applicable jurisdictions, and a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of technical merits. The Company’s policy is to record interest and penalties accrued related to unrecognized benefits as a component of income tax expense (benefit). The Company did not have any material uncertain tax positions, and there were no amounts for penalties or interest recorded as of September 30, 2021. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its positions.

On March 11, 2021, The American Rescue Plan Act of 2021 (“ARPA Act”) was signed into law. We evaluated the applicable provisions of the ARPA Act and determined that there is no material impact expected to our financial results. We will continue to monitor future guidance issued regarding the ARPA Act to determine any future impacts to our financial results.

NOTE 15. INCOME TAXES

The difference between the actual income tax rate versus the tax computed at the Federal Statutory rate follows:

	December 31, 2020	December 31, 2019
Federal rate	21.0%	21.0%
State net of federal	2.5%	3.0%
PPP loan forgiveness	2.9%
Non-deductible acquired intangible assets	15%	(18.0)%
Valuation allowance	(41.4)%	(6.0)%
Effective income tax rate	0%	0%

The Company did not have any material uncertain tax positions. The Company’s policy is to recognize interest and penalties accrued related to unrecognized benefits as a component income tax expense (benefit). The Company did not recognize any interest or penalties, nor did it have any interest or penalties accrued as of December 31, 2020 and 2019.

Deferred income tax assets and (liabilities) consist of the following:

	December 31, 2020	December 31, 2019
Deferred tax assets (liabilities)
Net operating loss carryforward	$1,415,227	$1,013,793
Stock based compensation	540,086	-
Goodwill	(52,783)	81,790
Intangibles	225,434	(536,411)
Fixed assets	(37,976)	3
Right of use assets	(99,560)	-
Lease liabilities	101,000	-
Other	753	-
Total deferred tax assets	2,092,181	559,175
Valuation allowance	(2,092,181)	(559,175)
Net deferred tax assets	$-	$-

The Company has approximately $6,580,000 of Federal Net Operating Loss Carry forwards, of which $1.3 million will begin to expire beginning 2031 and $4.8 million will not expire but are limited to use of 80% of current year taxable income.

The Company has approximately $1,907,000 of state net operation loss carry forward to offset future taxable income in the states in which it currently operates, these carryforward start expiring in 2029.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three-year period. Such limitation of the net operating losses may have occurred, but we have not analyzed it at this time as the deferred tax asset is fully reserved. On March 27, 2020, the US government signed the Coronavirus Aid, Relief and Economic Security (CARES) Act into law, a $2 trillion relief package to provide support to individuals, businesses and government organizations during the COVID-19 pandemic. In November of 2020 $508,700 in relief was received from the PPP under the CARES Act was forgiven free of taxation.

During the year ended December 31, 2020 and 2019, the valuation allowance increased $1,533,006 and $205,228, respectively.

The tax periods ending December 31, 2017, 2018 & 2019 are open for examination.